UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2016 (September 28, 2016)

STELLAR ACQUISITION III INC.

(Exact name of registrant as specified in its charter)

Republic of Marshall Islands	001-37862	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

90 Kifissias Avenue, Maroussi Athens, Greece	15125
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  +30 210 876-4858

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

Over-Allotment Closing

As previously reported on a Current Report on Form 8-K of Stellar Acquisition III Inc. (the “Company”), on August 24, 2016, the Company consummated its initial public offering (“IPO”) of 6,500,000 units (“Units”), each Unit consisting of one share of common stock, $0.0001 par value per share (“Common Stock”), and one warrant (“Warrant”) to purchase one share of Common Stock, pursuant to the registration statement on Form S-1 (File No. 333- 212377). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $65,000,000. The underwriters of the IPO were granted an option to purchase up to an additional 975,000 Units to cover over-allotments, if any (“Over-Allotment Units”). The underwriters exercised the option in part and, on September 28, 2016, the underwriters purchased 400,610 Over-Allotment Units, which were sold at an offering price of $10.00 per Unit, generating gross proceeds of $4,006,100.

As previously reported on a Current Report on Form 8-K of the Company, on August 24, 2016, simultaneously with the consummation of the IPO, the Company completed a private placement (the “Private Placement”) of an aggregate of 7,650,000 warrants (the “Placement Warrants”), at a price of $0.50 per Placement Warrant, to Dominium Investments Inc. and Firmus Investments Inc. (the “Sponsors”), each of which purchased 3,825,000 Placement Warrants, generating gross proceeds of $3,825,000. On September 28, 2016, simultaneously with the sale of the Over-Allotment Units, the Company consummated the private sale of an additional 320,488 Placement Warrants to the Sponsors, each of which purchased 160,244 Placement Warrants, generating gross proceeds of $160,244.

In connection with the partial over-allotment exercise, certain of the Company’s initial shareholders forfeited an aggregate of 166,758 shares of Common Stock.

A total of $70,386,222 of the net proceeds from the sale of Units in the IPO (including the Over-Allotment Units) and the private placements on August 24, 2016 and September 28, 2016, respectively, were placed in a trust account established for the benefit of the Company’s public shareholders. The Company’s unaudited pro forma balance sheet as of September 28, 2016, reflecting receipt of the proceeds from the sale of the Over-Allotment Units and related private placement is included as Exhibit 99.1 to this Current Report on Form 8-K.

Separate Trading of Common Stock, Units and Warrants

On September 28, 2016, the Company announced that the holders of Units may elect to separately trade the securities included in the Units commencing on October 10, 2015. Each Unit consists of one share of Common Stock and one Warrant. Those Units not separated will continue to trade on the Nasdaq Capital Market under the symbol “STLRU” and each of the underlying shares of Common Stock and Warrants are expected to trade on the Nasdaq Capital Market under the symbols “STLR” and “STLRW,” respectively. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the Units into shares of Common Stock and Warrants.

A copy of the Press Release issued by the Company announcing the consummation of the sale of the Over-Allotment Units and the separate trading of the securities underlying the Units is attached hereto as Exhibit 99.2.

Item 9.01   Financial Statements and Exhibits

Exhibit Number	Description
99.1	Pro Forma Balance Sheet
99.2	Press Release, dated September 28, 2016

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2016

STELLAR ACQUISITION III INC.

By:	/s/ Prokopios (Akis) Tsirigakis
Name: Prokopios (Akis) Tsirigakis
Title: co-Chief Executive Officer

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